Exhibit 10.4

February 10, 2010

Trans-Allegheny Interstate Line Company

800 Cabin Hill Drive

Greensburg, PA 15601

Re:	Amendment to Credit Agreement, dated as of January 25, 2010

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of January 25, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Trans-Allegheny Interstate Line Company, each of the Initial Lender Parties referred to therein, BNP Paribas, as Administrative Agent, and the other parties thereto. Capitalized terms used herein but not defined herein have the respective meanings set forth in the Credit Agreement.

The Borrower and the Required Lenders hereby agree that, as of the date first written above, the Credit Agreement is amended such that clause (e) of the definition of Change of Control appearing alphabetically in Section 1.01 thereof is amended and restated in its entirety as set forth below:

“(e) ninety (90) days shall have elapsed after any Person or two or more Persons acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence over the management or policies of the Parent”.

On and after the effectiveness of this letter agreement, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Financing Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this letter agreement. The Credit Agreement, as specifically amended by this letter agreement, and each of the other Financing Document, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment of any right, power or remedy of any Lender Party or the Administrative Agent under any of the Financing Documents, nor constitute a waiver of any provision of any of the Financing Documents.

This letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Please evidence your agreement to the foregoing by signing and returning a counterpart of this amendment letter to the Borrower.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

BNP PARIBAS, as Lender

By:	/s/ Denis O’Meara
	Name:	Denis O’Meara
	Title:	Managing Director

By:	/s/ Pasquale A. Perraglia IV
	Name:	Pasquale A. Perraglia IV
	Title:	Vice President

THE BANK OF NOVA SCOTIA, as Lender

By:	/s/ Thane Rattew
	Name:	Thane Rattew
	Title:	Managing Director

BANK OF AMERICA, N.A., as Lender

By:	/s/ Jacob Dowden
	Name:	Jacob Dowden
	Title:	Vice President

COBANK ACB, as Lender

By:	/s/ Brett Challenger
	Name:	Brett Challenger
	Title:	VP

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as Lender

By:	/s/ Hans J. Scholz
	Name:	Hans J. Scholz
	Title:	Vice President

By:	/s/ Kelly Wilson
	Name:	Kelly Wilson
	Title:	Vice President

UNION BANK, N.A., as Lender

By:	/s/ Grant Ahearn
	Name:	Grant Ahearn
	Title:	Senior Executive Vice President

PNC BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Thomas A. Majeski
	Name:	Thomas A. Majeski
	Title:	Senior Vice President

THE HUNTINGTON NATIONAL BANK, as Lender

By:	/s/ W. Christopher Kohler
	Name:	W. Christopher Kohler
	Title:	Vice President

MORGAN STANLEY BANK, N.A., as Lender

By:	/s/ Ryan Vetsch
	Name:	Ryan Vetsch
	Title:	Authorized Signatory

ACKNOWLEDGED AND AGREED TO
on the date first written above

TRANS-ALLEGHENY INTERSTATE LINE COMPANY

By:	/s/ Barry Pakenham
Name:	Barry Pakenham
Title:	Treasurer